UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2009
DATE OF REPORTING PERIOD: November 1, 2008 through October 31, 2009

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Global Dynamic Income Fund (CHW)

Annual Report October 31, 2009

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For over 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. We owe our success to the consistent application of this mantra: one team, one process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies.

We invite you to review our annual report.

  TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussion	3

Schedule of Investments	5

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes In Net Assets	16

Statements of Cash Flows	17

Notes to Financial Statements	18

Financial Highlights	27

Report of Independent Registered Public Accounting Firm	28

Trustee Approval of Management Agreement	29

Tax Information	31

Trustees & Officers	32

About Closed-End Funds	37

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	38

The Calamos Investments Advantage	39

Calamos Closed-End Funds	40

Letter to Shareholders

About the Fund

•	CHW utilizes a blend of securities to produce a stream of income paid out on a monthly basis.

•	The Fund’s dynamic asset allocation approach and broad investment universe—including equities and higher-yielding convertible and corporate bonds—provides enhanced opportunities for income and total return.

•	Invests in U.S. and non-U.S. markets.

Dear Shareholder:

Enclosed is your annual report for the fiscal year ended October 31, 2009. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and Fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Calamos Global Dynamic Income Fund (CHW).

The year in review was divided into two distinct phases. In the first one, fallout from the global financial crisis kept the markets mired in pessimism. Anxiety ran high due to limited access to credit, the failing financial and auto industries, the grim housing market, and uncertainty about government stimulus plans and dire economic data. A depression scenario, rather than a severe recession was a widespread concern and panic led to the markets’ lows in March. In the second phase, these issues did not go away, but the perception that the world was not falling off a cliff combined with the fact that valuations had reached very attractive levels underpinned the strong market rebound in the remainder of the year. As markets roared back, the Fund participated with holdings (such as those in quality growth stocks, convertibles, and high-yield bonds) generating solid gains.

Certainly, the problems of 2008 are not completely resolved. Future government involvement in the financial sector and health care system, the pace of economic recovery, and the long-term implications of government stimulus programs cast a shadow. However, the depression scenario has waned and the bad news has become “less bad.”

Although global governments have flooded the world’s financial system with cash, inflation has been kept at bay (so far). Positive third-quarter gross domestic product growth in the U.S. provided a counterbalance to continued weakness in employment data. Consumer activity remains muted, but has been rekindled. Government intervention has played a role, with programs like “cash for clunkers” helping to loosen purse strings. Low interest rates and government incentives for first-time homebuyers have also boosted the challenged mortgage and housing markets.

Global Dynamic Income Fund Letter to Shareholders ANNUAL REPORT	1

Letter to Shareholders

Throughout the period we remained confident about our investment process, and the Fund proved to be well positioned to participate in general market trends. Convertibles performed in line with our expectations—participating in equity upswings while offering a degree of downside protection. Valuations improved steadily throughout the year. The corporate debt we owned benefited from a strong rebound sparked by renewed interest in the asset class, narrowing credit spreads and the realization that credit markets were once again opened for business. In Funds where we invest in common stocks, the portfolios also benefited as stock prices recovered amidst the prospect that another Depression was off the table.

We have also identified many attractive investments that take advantage of global opportunities, with some non-U.S. markets offering some of the most compelling opportunities that we have encountered over the past 40 years. In addition to U.S. and European businesses that may participate, the opportunities we are seeing extend beyond the developed markets to select companies in emerging markets such as China, India and Brazil.

If you have any questions about your portfolio, please contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time—or speak to your financial advisor. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your Fund. We thank you for your continued confidence and are honored by the opportunity to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	Global Dynamic Income Fund ANNUAL REPORT Letter to Shareholders

Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

 TOTAL RETURN*
Common Shares – Inception 6/27/07

		Since
	1 Year	Inception**

On Market Price	33.32%	-16.55%
On NAV	31.82%	-9.50%
*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.
Performance Overview

The Calamos Global Dynamic Income Fund (CHW) seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has the flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world. Our goal with CHW has been to prudently maximize the distribution rate throughout the market cycle, while managing risk. The fiscal year ended October 31, 2009 was dramatic and remarkable, even in the context of investment managers who have been actively managing assets since the 1970s.

The Fund’s fiscal year end results were positive with the net asset value up 31.82%. While the results were positive, the year was characterized by much volatility. The reporting period began with a market that was in the midst of one of the most challenging credit environments in history. The market rebounded strongly as government intervention helped to head-off a Depression in the minds of investors worldwide—the opportunity to purchase securities at extremely discounted prices also played a role. From March 9, 2009 to October 31, 2009, the markets climbed off their lows with the MSCI World Index climbing 61% while the BofA Merrill Lynch High Yield Index was up 53% and the BofA Merrill Lynch All Convertible Index was up 46%.
 SECTOR ALLOCATION

Energy	17.7%
Information Technology	16.8
Health Care	11.5
Industrials	11.4
Financials	9.6
Consumer Discretionary	8.8
Materials	8.4
Consumer Staples	7.7
Telecommunication Services	3.9
Utilities	1.3
Sector Allocations are based on managed assets and may vary over time. Sector Allocations exclude Sovereign Bonds, U.S. Treasuries and certain index options that have representation across all sectors.

 SINCE INCEPTION MARKET PRICE AND NAV HISTORY

As noted above, the Fund performed well over the twelve month period. CHW’s NAV return of 31.82% strongly outpaced that of the MSCI World Index which was up 19.21% over the same time period. The portfolio benefited greatly as the securities rebounded from the extremely low price levels observed at the end of 2009.

Global Dynamic Income Fund Investment Team Discussion ANNUAL REPORT	3

Investment Team Discussion

Use of Leverage

In early 2008, the auction rate securities market became frozen as the auctions that set the rates lacked buyers—this meant that the Funds’ preferred shareholders were unable to sell their holdings. Calamos worked very hard to find solutions that were in the best interest of both preferred and common shareholders and was one of the first closed-end fund complexes to begin redeeming the auction rate securities with variable rate debt financing in May, 2008. In October, 2009, Calamos completed its refinancing and redeemed the remaining auction rate shares of CHW.

During the reported period, the Fund reduced leverage for two reasons. First, the decline in all asset classes outside of U.S. Treasuries hampered the Fund’s ability to utilize leverage. As the Fund’s net assets declined, the Fund reduced leverage to remain in compliance with both the prospectus and legal requirements. Second, given the high volatility in the marketplace, portfolio management also felt that a reduction of leverage was appropriate. We believe that some use of leverage is still favorable, as such, the amount of leverage at the end of the fiscal year was 27.63% for CHW. The reduction of leverage during the reported period, along with a decline in dividend yield of the equities in the portfolio, were significant factors in the Fund reducing its level rate distribution during the period to $0.050. We view the Fund’s current distribution rate of 7.07% of NAV as competitive and attractive in this low interest rate environment.

Outlook

Looking forward, we will continue to seek firms with strong balance sheets, business models that may create sustainable growth in an overall slow-growth global economy, and attractive valuations. We believe that CHW is well positioned to participate in what we expect to be a volatile market.

4	Global Dynamic Income Fund ANNUAL REPORT Investment Team Discussion

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (21.1%)
	Consumer Discretionary (3.6%)
2,000,000	Boyd Gaming Corp.~ 7.125%, 02/01/16	$1,740,000
2,000,000	DISH Network Corp.~ 7.125%, 02/01/16	2,010,000
2,000,000	General Motors Corp. 7.200%, 01/15/11	300,000
2,000,000	Hanesbrands, Inc.~‡ 4.593%, 12/15/14	1,810,000
2,000,000	Interpublic Group of Companies, Inc.~ 6.250%, 11/15/14	1,882,500
2,000,000	J.C. Penney Company, Inc.~ 5.750%, 02/15/18	1,900,000
2,000,000	Jarden Corp.~ 7.500%, 05/01/17	1,980,000
2,000,000	Liberty Media Corp.~ 8.500%, 07/15/29	1,830,000
2,000,000	MGM Mirage~ 7.500%, 06/01/16	1,540,000
2,210,000	Royal Caribbean Cruises, Ltd.~ 7.500%, 10/15/27	1,790,100
1,000,000	Speedway Motorsports, Inc.* 8.750%, 06/01/16	1,050,000

		17,832,600

	Consumer Staples (1.2%)
230,000	Del Monte Foods Company* 7.500%, 10/15/19	234,600
2,000,000	NBTY, Inc.~ 7.125%, 10/01/15	1,965,000
2,000,000	Pilgrim’s Pride Corp.** 7.625%, 05/01/15	2,240,000
2,000,000	Smithfield Foods, Inc.~ 7.750%, 07/01/17	1,640,000

		6,079,600

	Energy (5.6%)
2,000,000	Bristow Group, Inc.~ 7.500%, 09/15/17	1,935,000
2,000,000	Chesapeake Energy Corp.~ 9.500%, 02/15/15	2,175,000
2,000,000	Complete Production Services, Inc.~ 8.000%, 12/15/16	1,905,000
2,850,000	Comstock Resources, Inc. 8.375%, 10/15/17	2,835,750
2,000,000	Dresser-Rand Group, Inc.~ 7.375%, 11/01/14	1,985,000
1,000,000	Frontier Oil Corp.~ 8.500%, 09/15/16	1,025,000
2,500,000	Hornbeck Offshore Services, Inc.* 8.000%, 09/01/17	2,487,500
2,000,000	Mariner Energy, Inc. 11.750%, 06/30/16	2,210,000
	Petroplus Holdings, AG*
2,000,000	9.375%, 09/15/19	2,015,000
1,000,000	6.750%, 05/01/14	940,000
2,000,000	Pride International, Inc.~ 8.500%, 06/15/19	2,245,000
2,000,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	2,010,276
2,000,000	Superior Energy Services, Inc.~ 6.875%, 06/01/14	1,960,000
2,000,000	Williams Companies, Inc.~ 7.750%, 06/15/31	2,094,408

		27,822,934

	Financials (0.9%)
2,000,000	Ford Motor Credit Company, LLC~ 9.875%, 08/10/11	2,046,570
	Leucadia National Corp.~
1,380,000	8.125%, 09/15/15	1,404,150
1,000,000	7.000%, 08/15/13	1,015,000

		4,465,720

	Health Care (0.8%)
2,000,000	Bio-Rad Laboratories, Inc.* 8.000%, 09/15/16	2,065,000
2,000,000	HCA, Inc.~ 9.125%, 11/15/14	2,075,000

		4,140,000

	Industrials (3.2%)
1,000,000	Belden, Inc.~ 7.000%, 03/15/17	970,000
2,500,000	Deluxe Corp.~ 7.375%, 06/01/15	2,462,500
2,000,000	General Cable Corp.~ 7.125%, 04/01/17	1,940,000
1,000,000	Interline Brands, Inc.~ 8.125%, 06/15/14	990,000
1,700,000	Kansas City Southern~ 13.000%, 12/15/13	1,959,250
2,000,000	Manitowoc Company, Inc.~ 7.125%, 11/01/13	1,805,000
2,000,000	SPX Corp.~ 7.625%, 12/15/14	2,070,000
2,000,000	Terex Corp.~ 7.375%, 01/15/14	1,975,000
2,000,000	Trinity Industries, Inc.~ 6.500%, 03/15/14	1,982,500

		16,154,250

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	5

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

		Information Technology (2.4%)
2,000,000		Amkor Technology, Inc.~ 9.250%, 06/01/16	$2,100,000
2,500,000		Jabil Circuit, Inc.~ 8.250%, 03/15/18	2,668,750
1,000,000		Lender Processing Services, Inc.~ 8.125%, 07/01/16	1,057,500
2,000,000		National Semiconductor Corp.~ 6.600%, 06/15/17	2,025,734
1,000,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	1,022,500
1,000,000		ViaSat, Inc.* 8.875%, 09/15/16	1,020,000
2,000,000		Xerox Corp.~ 8.000%, 02/01/27	1,964,510

			11,858,994

		Materials (1.7%)
2,000,000		Anglo American, PLC* 9.375%, 04/08/14	2,338,042
2,000,000		Century Aluminum Company 7.500%, 08/15/14	1,820,000
1,000,000		Southern Copper Corp.~ 7.500%, 07/27/35	1,035,340
2,000,000		Steel Dynamics, Inc.* 8.250%, 04/15/16	2,020,000
1,410,000		Terra Industries, Inc.* 7.750%, 11/01/19	1,424,100

			8,637,482

		Telecommunication Services (1.5%)
2,000,000		Frontier Communications Corp.~ 9.000%, 08/15/31	1,985,000
2,000,000		Leap Wireless International, Inc.~ 9.375%, 11/01/14	1,950,000
2,000,000		Qwest Communications International, Inc.~ 7.750%, 02/15/31	1,650,000
2,000,000		Windstream Corp.~ 8.625%, 08/01/16	2,065,000

			7,650,000

		Utilities (0.2%)
1,000,000		Edison Mission Energy~ 7.750%, 06/15/16	865,000

		TOTAL CORPORATE BONDS (Cost $104,158,236)	105,506,580

CONVERTIBLE BONDS (16.4%)
		Consumer Discretionary (2.5%)
1,000,000		Coinstar, Inc. 4.000%, 09/01/14	1,061,250
3,500,000		Ford Motor Company 4.250%, 12/15/36	3,451,875
1,000,000		Gaylord Entertainment Company* 3.750%, 10/01/14	873,750
4,250,000		General Motors Corp. - Series C 6.250%, 07/15/33	588,625
5,000,000		Interpublic Group of Companies, Inc.~ 4.250%, 03/15/23	4,843,750
1,200,000	EUR	Intralot, SA 2.250%, 12/20/13	1,686,512

			12,505,762

		Consumer Staples (0.3%)
1,500,000		Smithfield Foods, Inc.~ 4.000%, 06/30/13	1,398,750

		Energy (0.9%)
1,800,000		Acergy, SA 2.250%, 10/11/13	1,701,900
22,000,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	3,094,764

			4,796,664

		Financials (1.6%)
3,000,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	2,850,000
2,000,000		Health Care REIT, Inc. 4.750%, 07/15/27	2,210,000
2,000,000		Jefferies Group, Inc. 3.875%, 11/01/29	1,912,500
1,000,000		PHH Corp.* 4.000%, 09/01/14	931,250

			7,903,750

		Health Care (3.6%)
3,300,000		HLTH Corp.~ 3.125%, 09/01/25	3,584,625
5,000,000		Millipore Corp.~ 3.750%, 06/01/26	5,150,000
1,000,000		Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	1,018,750
6,500,000		Shire, PLCµ 2.750%, 05/09/14	6,104,391
2,000,000		Teva Pharmaceutical Industries, Ltd.µ 1.750%, 02/01/26	2,342,500

			18,200,266

		Industrials (1.1%)
1,800,000	EUR	MTU Aero Engines Holdings, AGµ 2.750%, 02/01/12	2,602,449
1,000,000		Orbital Sciences Corp. 2.438%, 01/15/27	877,500
2,000,000		School Specialty, Inc. 3.750%, 11/30/26	1,847,500

			5,327,449

6	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

		Information Technology (2.1%)
2,850,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	$1,828,673
5,500,000		Intel Corp.µ 2.950%, 12/15/35	5,060,000
4,000,000		Mentor Graphics Corp.~ 6.250%, 03/01/26	3,815,000

			10,703,673

		Materials (3.1%)
1,200,000		Anglo American, PLC 4.000%, 05/07/14	1,834,800
1,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,672,339
1,550,000		Jaguar Mining, Inc.* 4.500%, 11/01/14	1,457,775
2,500,000		Newmont Mining Corp.~ 3.000%, 02/15/12	3,021,875
3,000,000		Sino-Forest Corp.* 5.000%, 08/01/13	3,183,750
2,860,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	2,852,850
1,400,000		Xstrata, PLC 4.000%, 08/14/17	1,641,500

			15,664,889

		Telecommunication Services (0.7%)
1,350,000		NII Holdings, Inc.µ 2.750%, 08/15/25	1,341,562
1,800,000		SBA Communications Corp.* 4.000%, 10/01/14	2,094,750

			3,436,312

		Utilities (0.5%)
1,700,000	EUR	International Power, PLC 3.250%, 07/20/13	2,317,189

		TOTAL CONVERTIBLE BONDS (Cost $91,100,148)	82,254,704

U.S. GOVERNMENT AND AGENCY SECURITIES (0.4%)
		United States Treasury Note~
1,210,000		3.125%, 11/30/09	1,213,121
610,000		2.125%, 01/31/10	613,193

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $1,825,941)	1,826,314

SOVEREIGN BONDS (0.8%)
350,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,993,850
2,500,000	NZD	Government of New Zealand 6.000%, 04/15/15	1,836,899

		TOTAL SOVEREIGN BONDS (Cost $3,942,257)	3,830,749

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (6.4%)
		Consumer Staples (1.4%)
49,000		Archer-Daniels-Midland Company 6.250%	2,094,750
8,800		Bunge, Ltd.~ 5.125%	5,126,000

			7,220,750

		Financials (0.9%)
65,000		Affiliated Managers Group, Inc. 5.150%	2,071,875
2,800		Bank of America Corp.~ 7.250%	2,344,552

			4,416,427

		Health Care (1.5%)
15,000		Merck & Company, Inc.µ 6.000%	3,618,750
4,000		Mylan, Inc.~ 6.500%	4,120,000

			7,738,750

		Materials (2.6%)
43,000		Freeport-McMoRan Copper & Gold, Inc.~ 6.750%	4,601,000
490	CHF	Givaudan, SA 5.375%	3,608,490
75,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)µ§ 5.500%	3,678,750
13,000		Vale, SA 6.750%	982,150

			12,870,390

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $33,460,298)	32,246,317

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (9.5%) +*
		Energy (6.9%)
178,891		Barclays Capital, Inc. (Halliburton Company) 12.000%, 04/02/10	$5,037,571
108,313		Barclays Capital, Inc. (Noble Corp.) 12.000%, 01/29/10	4,329,271

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	7

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

NUMBER OF
UNITS			VALUE

53,400		BNP Paribas, SA (Devon Energy Corp.) 12.000%, 06/17/10	$3,499,302
102,071		BNP Paribas, SA (Suncor Energy, Inc.) 12.000%, 03/23/10	3,417,337
34,100		Credit Suisse Group (Apache Corp.) 12.000%, 04/16/10	3,343,164
52,031		Credit Suisse Group (Noble Energy, Inc.) 12.000%, 06/18/10	3,390,860
41,190		Deutsche Bank, AG (Transocean, Ltd.) 7.230%, 12/15/09	3,427,832
114,000		Goldman Sachs Group, Inc. (Cameron International Corp.) 12.000%, 02/16/10	3,935,280
133,130		JPMorgan Chase & Company (Pride International, Inc.) 12.000%, 02/12/10	3,955,292

			34,335,909

		Health Care (0.7%)
100,000		Deutsche Bank, AG (Medtronic, Inc.) 11.000%, 05/27/10	3,513,000

		Information Technology (1.3%)
235,500		Deutsche Bank, AG (Nokia Corp.) 12.000%, 02/19/10	3,063,855
231,000		Deutsche Bank, AG (Seagate Technology) 12.000%, 05/14/10	3,321,780

			6,385,635

		Materials (0.6%)
90,493		Credit Suisse Group (Barrick Gold Corp.) 12.000%, 04/19/10	3,282,181

		TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $46,556,925)	47,516,725

NUMBER OF
SHARES			VALUE

COMMON STOCKS (84.4%)
		Consumer Discretionary (6.5%)
41,000	EUR	Adidas, AGµ	1,898,324
23,750		Amazon.com, Inc.µ#	2,821,738
7,500		Apollo Group, Inc. - Class Aµ#	428,250
145,000	GBP	British Sky Broadcasting Group, PLCµ	1,264,270
38,500		Carnival Corp.µ	1,121,120
30,000		CBS Corp.~	353,100
31,500	CHF	Compagnie Financière Richemont, SAµ	881,807
400,000	AUD	Harvey Norman Holdings, Ltd.µ	1,417,092
25,000	EUR	Industria de Diseno Textil, SAµ	1,467,482
39,000	JPY	Makita Corp.µ	1,292,462
72,000		News Corp. - Class Bµ	979,200
38,000		Nike, Inc. - Class Bµ	2,362,840
140,000	JPY	Nikon Corp.µ	2,609,270
83,000	JPY	Panasonic Corp.µ	1,171,548
9,000	EUR	Porsche Automobil Holding, SEµ	688,430
5,000	EUR	Puma, AG Rudolf Dassler Sport	1,531,951
110,000	JPY	Suzuki Motor Corp.µ	2,661,576
85,000	CHF	Swatch Group, AG	3,811,932
8,000		Target Corp.µ	387,440
31,000	JPY	Toyota Motor Corp.µ	1,223,786
67,500		Walt Disney Companyµ	1,847,475

			32,221,093

		Consumer Staples (8.3%)
96,000	JPY	Asahi Breweries, Ltd.µ	1,697,152
40,000		Avon Products, Inc.µ	1,282,000
53,000	EUR	Beiersdorf, AGµ	3,264,717
37,500		Coca-Cola Companyµ	1,999,125
355,000	GBP	Diageo, PLCµ	5,782,243
160	JPY	Japan Tobacco, Inc.µ	448,881
12,000		Kimberly-Clark Corp.µ	733,920
225,000	CHF	Nestlé, SAµ	10,462,854
23,000		PepsiCo, Inc.µ	1,392,650
45,000		Procter & Gamble Companyµ	2,610,000
52,000	GBP	Reckitt Benckiser Group, PLCµ	2,583,088
30,750		Sysco Corp.µ	813,337
53,000	GBP	Unilever, PLCµ	1,583,415
900,000	MXN	Wal-Mart de Mexico, SAB de CV	3,204,999
42,000		Wal-Mart Stores, Inc.µ	2,086,560
46,000		Walgreen Companyµ	1,740,180

			41,685,121

		Energy (11.1%)
270,000	NOK	Acergy, SAµ	3,372,522
185,000	GBP	AMEC, PLCµ	2,436,532
10,000		Apache Corp.µ	941,200
875,000	GBP	BP, PLC	8,198,962
26,000		Chevron Corp.µ	1,990,040
40,000		ConocoPhillipsµ	2,007,200
12,500		Devon Energy Corp.µ	808,875
95,000	EUR	ENI S.p.A.µ	2,352,847
82,500		Exxon Mobil Corp.µ	5,912,775
71,500		Halliburton Companyµ	2,088,515
31,000		Marathon Oil Corp.~	991,070
24,000		Noble Corp.	977,760
15,000		Occidental Petroleum Corp.~	1,138,200
57,500	NOK	Petroleum Geo-Services ASAµ#	541,457
82,300	GBP	Royal Dutch Shell, PLCµ	2,429,788
33,000	ZAR	Sasol, Ltd.µ	1,236,355
22,000		Schlumberger, Ltd.~	1,368,400
122,000	NOK	StatoilHydro, ASAµ	2,874,831
128,000	CAD	Suncor Energy, Inc.µ	4,249,120

8	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

40,000	EUR	Technip, SA	$2,509,527
94,000	EUR	TOTAL, SAµ	5,624,993
16,500		Transocean, Ltd.~#	1,384,515

			55,435,484

		Financials (10.2%)
27,500		Aflac, Inc.~	1,140,975
4,000		American International Group, Inc.~#	134,480
95,000	AUD	ASX, Ltd.µ	2,863,940
200,000	EUR	Banco Santander, SAµ	3,218,455
105,000		Bank of America Corp.~	1,530,900
41,000		Bank of New York Mellon Corp.~	1,093,060
18,700	EUR	BNP Paribas, SAµ	1,408,750
189,615		Citigroup, Inc.µ	775,525
29,000	EUR	Deutsche Börse, AGµ	2,348,790
201,020	EUR	EFG Eurobank Ergasias, SAµ#	3,184,224
12,000		Franklin Resources, Inc.~	1,255,560
80,000	CHF	GAM Holding, Ltd.µ	976,006
8,500		Goldman Sachs Group, Inc.µ	1,446,445
19,000		Hartford Financial Services Group, Inc.~	465,880
100,000	HKD	Hong Kong Exchanges and Clearing, Ltd.µ	1,760,261
77,500		JPMorgan Chase & Company	3,237,175
80,000	CHF	Julius Baer Group, Ltd.µ	3,011,599
99,000		Manulife Financial Corp.µ	1,840,410
360,000	JPY	Mizuho Financial Group, Inc.	710,076
48,000	EUR	Piraeus Bank, SAµ#	827,552
98,000	CAD	Power Financial Corp.µ	2,466,189
8,500		Prudential Financial, Inc.~	384,455
187,500	GBP	Schroders, PLCµ	3,371,375
387,000	SGD	Singapore Exchange, Ltd.µ	2,193,056
140,000	GBP	Standard Chartered, PLCµ	3,434,476
23,000	JPY	Sumitomo Mitsui Financial Group, Inc.µ	781,773
23,500		T. Rowe Price Group, Inc.µ	1,145,155
83,750		Wells Fargo & Companyµ	2,304,800
8,300	CHF	Zurich Financial Services, AGµ	1,900,638

			51,211,980

		Health Care (10.5%)
55,000		Abbott Laboratoriesµ	2,781,350
60,000		Alcon, Inc.µ	8,567,400
83,000		Bristol-Myers Squibb Companyµ	1,809,400
62,000	AUD	Cochlear, Ltd.µ	3,552,836
150,000	AUD	CSL, Ltd.µ	4,211,660
88,000	SEK	Elekta, AB - Class Bµ	1,658,702
34,250		Eli Lilly and Companyµ	1,164,842
80,000		Johnson & Johnsonµ	4,724,000
42,000		Medtronic, Inc.µ	1,499,400
92,500		Merck & Company, Inc.µ	2,861,025
70,000	DKK	Novo Nordisk, A/S - Class Bµ	4,348,835
98,000	JPY	OLYMPUS Corp.µ	3,058,894
190,000		Pfizer, Inc.µ	3,235,700
25,000	CHF	Roche Holding, AGµ	4,004,073
225,000	GBP	Smith & Nephew, PLCµ	1,988,963
18,500		Stryker Corp.µ	851,000
42,000		UnitedHealth Group, Inc.µ	1,089,900
17,000		Zimmer Holdings, Inc.µ#	893,690

			52,301,670

		Industrials (11.5%)
27,000		3M Companyµ	1,986,390
270,000	CHF	ABB, Ltd.µ#	5,022,368
54,000	EUR	ALSTOMµ	3,741,561
39,024		Avery Dennison Corp.µ	1,391,206
610,000	GBP	BAE Systems, PLCµ	3,136,662
28,000		Boeing Companyµ	1,338,400
35,000	EUR	Bouygues, SAµ	1,648,230
7,000		Danaher Corp.µ	477,610
14,500		General Dynamics Corp.µ	909,150
242,500		General Electric Companyµ	3,458,050
60,000		Honeywell International, Inc.µ	2,153,400
350,000	HKD	Hutchison Whampoa, Ltd.	2,456,610
25,000		Illinois Tool Works, Inc.µ	1,148,000
100,000	JPY	JGC Corp.µ	1,911,539
160,000	JPY	Komatsu, Ltd.	3,119,190
44,000	EUR	Konecranes OYJµ	1,174,263
47,000	EUR	Krones AGµ	2,336,035
10,000		Lockheed Martin Corp.µ	687,900
30,000	EUR	MAN, AGµ	2,470,403
44,000	EUR	MTU Aero Engines Holdings, AGµ	1,999,417
14,000	EUR	Nexans, SAµ	988,602
10,000		Raytheon Companyµ	452,800
455,000	GBP	Rolls-Royce Group, PLCµ#	3,355,536
40,000	EUR	Royal Philips Electronics, NVµ	1,004,834
28,000	EUR	SGL Carbon, AGµ#	1,056,706
50,000	EUR	Siemens, AGµ	4,518,351
20,000		United Parcel Service, Inc.µ	1,073,600
43,000		United Technologies Corp.µ	2,642,350

			57,659,163

		Information Technology (17.8%)
31,000		Apple, Inc.µ#	5,843,500
260,000	GBP	Autonomy Corp., PLC#	5,716,526
60,000	JPY	Canon, Inc.µ	2,262,171
29,500	EUR	Cap Gemini, SAµ	1,366,632
145,000		Cisco Systems, Inc.µ#	3,313,250
132,500		Dell, Inc.µ#	1,919,925
130,000		eBay, Inc.µ#	2,895,100

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	9

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

65,000		EMC Corp.µ#	$1,070,550
6,250		Google, Inc.µ#	3,350,750
110,250	TWD	HTC Corp.µ	1,094,841
108,000		Infosys Technologies, Ltd.µ	4,968,000
185,000		Intel Corp.µ	3,535,350
15,000		International Business Machines Corp.µ	1,809,150
113,000	JPY	Konami Corp.µ	2,055,945
285,000	SEK	LM Ericsson Telephone Companyµ	2,977,634
85,000	CHF	Logitech International, SAµ#	1,450,952
93,000	TWD	MediaTek, Inc.µ	1,301,627
190,000		Microsoft Corp.µ	5,268,700
45,000		Motorola, Inc.µ	385,650
20,400	JPY	Nintendo Company, Ltd.µ	5,116,823
580,000	EUR	Nokia, OYJµ	7,326,120
92,000	JPY	Nomura Reasearch Institute, Ltd.µ	1,989,416
150,000		Oracle Corp.µ	3,165,000
30,393		QUALCOMM, Inc.µ	1,258,574
160,000	BRL	Redecard, SA	2,375,113
5,560	KRW	Samsung Electronics Company, Ltd.µ	3,345,636
121,500	EUR	SAP, AGµ	5,503,365
75,000		Symantec Corp.µ#	1,318,500
92,819	CHF	Temenos Group, AGµ#	2,118,461
132,000	EUR	Ubisoft Entertainment, SAµ#	2,080,296
103,000	HKD	VTech Holdings, Ltd.µ	858,425

			89,041,982

		Materials (3.9%)
114,000	GBP	Anglo American, PLCµ#	4,124,859
20,500	EUR	BASF, SEµ	1,097,366
159,000	AUD	BHP Billiton, Ltd.	5,214,683
60,000	GBP	BHP Billiton, PLCµ	1,616,693
41,000		Dow Chemical Companyµ	962,680
36,000		E.I. du Pont de Nemours and Companyµ	1,145,520
7,000		Freeport-McMoRan Copper & Gold, Inc.~	513,520
30,000	GBP	Rio Tinto, PLCµ	1,326,293
87,000		Vale, SAµ	2,217,630
37,000	NOK	Yara International, ASAµ	1,223,112

			19,442,356

		Telecommunication Services (3.5%)
93,500		América Móvil, SAB de CVµ	4,126,155
145,000		AT&T, Inc.µ	3,722,150
96,000	EUR	France Telecom, SAµ	2,378,764
83,000		Verizon Communications, Inc.µ	2,455,970
2,157,000	GBP	Vodafone Group, PLC	4,753,654

			17,436,693

		Utilities (1.1%)
47,500		Duke Energy Corp.µ	751,450
10,500		Exelon Corp.µ	493,080
45,801	EUR	GDF Suezµ	1,914,825
29,000	EUR	RWE, AG	2,543,674

			5,703,029

		TOTAL COMMON STOCKS (Cost $586,948,085)	422,138,571

SHORT TERM INVESTMENT (3.1%)
15,331,684		Fidelity Prime Money Market Fund - Institutional Class (Cost $15,331,684)	15,331,684

TOTAL INVESTMENTS IN SECURITIES (142.1%)
(Cost $883,323,574)			710,651,644

LIABILITIES, LESS OTHER ASSETS (-42.1%)			(210,406,417)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)			$500,245,227

COMMON STOCKS SOLD SHORT (-3.7%)#
		Consumer Discretionary (-0.3%)
(18,600)		Coinstar, Inc.	(590,364)
(20,200)		Gaylord Entertainment Company	(303,606)
(142,100)		Interpublic Group of Companies, Inc.	(855,442)

			(1,749,412)

		Consumer Staples (-0.6%)
(44,300)		Bunge, Ltd.	(2,527,758)
(42,200)		Smithfield Foods, Inc.	(562,948)

			(3,090,706)

		Financials (-0.4%)
(10,800)		Affiliated Managers Group, Inc.	(685,692)
(27,000)		Jefferies Group, Inc.	(704,700)
(25,200)		PHH Corp.	(407,232)

			(1,797,624)

		Health Care (-1.3%)
(26,300)		Millipore Corp.	(1,762,363)
(251,300)		Mylan, Inc.	(4,081,112)
(16,350)		Onyx Pharmaceuticals, Inc.	(434,910)

			(6,278,385)

		Industrials (-0.1%)
(16,000)		Orbital Sciences Corp.	(206,080)
(12,000)		School Specialty, Inc.	(267,000)

			(473,080)

10	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Schedule of Investments

 OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

		Information Technology (-0.4%)
(44,600)		Mentor Graphics Corp.	$(325,580)
(53,790)		WebMD Health Corp.	(1,832,088)

			(2,157,668)

		Materials (-0.3%)
(79,000)		Jaguar Mining, Inc.	(661,230)
(78,500	) CAD	Sino-Forest Corp.	(1,104,898)

			(1,766,128)

		Telecommunication Services (-0.3%)
(47,500)		SBA Communications Corp.	(1,339,975)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $19,740,871)	(18,652,978)

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-4.2%)#
		Financials (0.0%)
190		Hartford Financial Services Group, Inc. Call, 12/19/09, Strike $20.00	(102,600)

		Other (-4.2%)
		iShares MSCI EAFE Index Fund
9,200		Call, 01/16/10, Strike $57.00	(966,000)
8,500		Call, 12/19/09, Strike $49.00	(4,505,000)
8,000		Call, 12/19/09, Strike $50.00	(3,600,000)
7,900		Call, 01/16/10, Strike $56.00	(1,106,000)
6,000		Call, 01/16/10, Strike $55.00	(1,095,000)
5,000		Call, 12/19/09, Strike $51.00	(1,900,000)
4,000		Call, 12/19/09, Strike $48.00	(2,440,000)
		SPDR Trust Series 1
2,300		Call, 12/19/09, Strike $98.00	(1,782,500)
1,625		Call, 11/21/09, Strike $108.00	(131,625)
1,500		Call, 11/21/09, Strike $109.00	(85,500)
1,500		Call, 12/19/09, Strike $109.00	(217,500)
1,500		Call, 12/19/09, Strike $96.00	(1,402,500)
1,200		Call, 12/19/09, Strike $97.00	(1,023,000)
1,000		Call, 12/19/09, Strike $101.00	(552,500)
700		Call, 11/21/09, Strike $107.00	(77,700)
700		Call, 11/21/09, Strike $106.00	(104,650)

			(20,989,475)

		TOTAL WRITTEN OPTIONS (Premium $16,518,631)	(21,092,075)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral for written options, swaps, or securities sold short aggregating a total value of $126,795,347.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $61,351,042 or 12.3% of net assets applicable to common shareholders.
**	Security is in default. Pilgrim’s Pride Corp. filed for bankruptcy protection on December 1, 2008.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $383,148,964.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
#	Non-income producing security.
+	Structured equity linked securities are designed to simulate the characteristics of the security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	11

See accompanying Notes to Financial Statements

Schedule of Investments

 OCTOBER 31, 2009

INTEREST RATE SWAPS
					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

BNP Paribas, SA	2.5350% quarterly	3 month LIBOR	03/09/14	$80,000,000	$(703,729)
BNP Paribas, SA	2.0200% quarterly	3 month LIBOR	03/09/12	55,000,000	(882,551)
BNP Paribas, SA	1.8525% quarterly	3 month LIBOR	09/14/12	36,900,000	(193,092)

					$(1,779,372)

12	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Schedule of Investments

 OCTOBER 31, 2009

 CURRENCY EXPOSURE OCTOBER 31, 2009

	Value	% of Total Investments
U.S. Dollar	$393,913,114	58.7%
European Monetary Unit	83,910,309	12.5%
British Pound Sterling	57,103,335	8.5%
Swiss Franc	37,249,180	5.6%
Japanese Yen	32,110,502	4.8%
Australian Dollar	17,260,211	2.6%
Hong Kong Dollar	8,170,060	1.2%
Norwegian Krone	8,011,922	1.2%
Canadian Dollar	5,610,411	0.8%
Swedish Krona	4,636,336	0.7%
Brazilian Real	4,368,963	0.6%
Danish Krone	4,348,835	0.6%
South Korean Won	3,345,636	0.5%
Mexican Peso	3,204,999	0.5%
New Taiwanese Dollar	2,396,468	0.4%
Singapore Dollar	2,193,056	0.3%
New Zealand Dollar	1,836,899	0.3%
South African Rand	1,236,355	0.2%
Total Investments Net of Common Stocks Sold Short and Written Options	$670,906,591	100.0%

Currency exposure may vary over time.

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	13

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2009

ASSETS
Investments in securities, at value (cost $883,323,574)	$710,651,644
Cash with custodian (interest bearing)	669,802
Restricted cash for short positions (interest bearing)	19,577,501
Restricted foreign currency for short positions (cost $1,485,676)	1,457,502
Foreign currency (cost $69,867)	69,744
Receivables:
Accrued interest and dividends	4,571,440
Investments sold	4,768,232
Prepaid expenses	17,824
Other assets	58,438

Total assets	741,842,127

LIABILITIES
Common stocks sold short, at value (proceeds $19,740,871)	18,652,978
Options written, at value (premium $16,518,631)	21,092,075
Unrealized depreciation on interest rate swaps	1,779,372
Payables:
Note payable	191,000,000
Investments purchased	7,690,410
Affiliates:
Investment advisory fees	590,853
Deferred compensation to trustees	58,438
Financial accounting fees	6,800
Trustees’ fees and officer compensation	443
Other accounts payable and accrued liabilities	725,531

Total liabilities	241,596,900

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$500,245,227

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$814,130,316
Undistributed net investment income (loss)	(1,542,798)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions, interest rate swaps and credit default swaps	(134,436,695)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and interest rate swaps	(177,905,596)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$500,245,227

Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$8.48

14	Global Dynamic Income Fund ANNUAL REPORT Statement of Assets and Liabilities

See accompanying Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2009

INVESTMENT INCOME
Interest	$12,109,220
Dividends	21,281,258
Dividends from affiliates	235,167
Foreign taxes withheld	(711,457)

Total investment income	32,914,188

EXPENSES
Investment advisory fees	6,298,879
Interest expense and related fees	3,953,779
Deferred debt structuring fee	1,797,049
Facility fee	1,223,601
Printing and mailing fees	197,078
Auction agent and rating agency fees	168,593
Financial accounting fees	72,940
Audit fees	68,189
Custodian fees	62,830
Registration fees	59,205
Dividend expense on short positions	58,936
Trustees’ fees and officer compensation	47,093
Accounting fees	43,127
Transfer agent fees	35,116
Legal fees	13,279
Other	79,834

Total expenses	14,179,528
Less expense reductions	(46,719)

Net expenses	14,132,809

NET INVESTMENT INCOME (LOSS)	18,781,379

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(86,669,579)
Foreign currency transactions	(15,154)
Written options	(35,227,487)
Short positions	465,871
Interest rate swaps	(943,271)
Credit default swaps	(13,943,154)
Change in net unrealized appreciation/(depreciation) on:
Investments	222,979,411
Foreign currency translations	228,122
Written options	(1,392,227)
Short positions	(7,117,098)
Interest rate swaps	(1,779,372)
Credit default swaps	19,159,026

NET GAIN (LOSS)	95,745,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,526,467

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(298,361)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$114,228,106

Global Dynamic Income Fund Statement of Operations ANNUAL REPORT	15

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008

OPERATIONS
Net investment income (loss)	$18,781,379	$35,505,269
Net realized gain (loss)	(136,332,774)	60,290,117
Change in unrealized appreciation/(depreciation)	232,077,862	(443,172,731)
Distributions to preferred shareholders from:
Net investment income	(298,361)	(10,216,912)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	114,228,106	(357,594,257)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(25,413,009)	(77,889,233)
Return of capital	(26,513,144)	—

Net decrease in net assets from distributions to common shareholders	(51,926,153)	(77,889,233)

CAPITAL STOCK TRANSACTIONS
Offering costs on common and preferred shares	37,627	(74,922)

Net increase (decrease) in net assets from capital stock transactions	37,627	(74,922)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	62,339,580	(435,558,412)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	437,905,647	873,464,059

End of year	$500,245,227	$437,905,647

Undistributed net investment income (loss)	$(1,542,798)	$(694,841)

16	Global Dynamic Income Fund ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$114,526,467
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Change in unrealized appreciation or depreciation on interest rate swaps	1,779,372
Change in unrealized appreciation or depreciation on credit default swaps	(19,159,026)
Change in written options	2,554,075
Purchase of investment securities	(333,101,880)
Proceeds for securities sold short	17,041,073
Purchase of securities sold short	(18,632,340)
Proceeds from disposition of investment securities	432,142,597
Amortization and accretion of fixed-income securities	(903,265)
Purchase of short term investments, net	(1,240,307)
Net realized gains/losses from investments, excluding purchased options	86,669,579
Net realized gains/losses from short positions	(465,871)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(222,979,411)
Change in unrealized appreciation or depreciation on short positions	7,117,098
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	371,180
Restricted cash for short positions (interest bearing)	(5,170,757)
Restricted cash for swap collateral	3,764,000
Restricted foreign currency for short positions	(685,707)
Prepaid expenses	2,528,756
Other assets	(36,563)
(Increase)/decrease in liabilities:
Payables to affiliates	(1,388)
Other accounts payable and accrued liabilities	(4,234,930)

Net cash provided by/(used in) operating activities	$61,882,752

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to common shares sold	(37,295)
Distributions to common shareholders	(51,926,153)
Distributions to preferred shareholders	(311,404)
Proceeds from note payable	50,000,000
Repayments of note payable	(10,000,000)
Redemption of preferred shares	(50,000,000)

Net cash provided by/(used in) financing activities	$(62,274,852)

Net increase/(decrease) in cash and foreign currency*	$(392,100)

Cash and foreign currency at beginning of year	$1,131,646

Cash and foreign currency at end of year	$739,546

Supplemental disclosure
Cash paid for interest and related fees	$4,759,937

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $122,397.

Repayments of note payable include non-cash financing activities of $151,000,000

Global Dynamic Income Fund Statement of Cash Flows ANNUAL REPORT	17

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

18	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Investment in Affiliates. As of October 31, 2008, the Fund had holdings of $14,091,377 in the affiliated fund, Calamos Government Money Market Fund, and as of October 31, 2009, had no holdings in the affiliated fund. During the period from November 1, 2008 through October 31, 2009, the Fund had net redemptions of $14,091,377 and earned $235,167 in dividends from the affiliated fund. The Calamos Government Money Market Fund was liquidated on May 15, 2009 and no subsequent investments were made in the affiliated fund thereafter.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	19

Notes to Financial Statements

The Fund recognized no liability for unrecognized tax benefits. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective November 1, 2008, the Fund adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs used to determine a valuation, and these inputs are segregated into three levels. Tables summarizing the Fund’s investments under these levels are shown in the Notes to Financial Statements, Note 12 – Valuations.

Effective November 1, 2008, the Fund adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedules of Investments, Statements of Operations, and in the Notes to Financial Statements, Note 7 – Derivative Instruments.

Effective November 1, 2008, the Fund adopted FASB Staff Position, FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (FSP 133-1). FSP 133-1 requires disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. The required disclosure is reflected in the Notes to Financial Statements, Note 7 – Derivative Instruments.

Subsequent Events. Subsequent events have been evaluated through December 17, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Calamos Advisors has agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by Calamos Government Money Market Fund (“GMMF,” which was an affiliated fund and a series of Calamos Investments Trust) attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2009, the total advisory fee waived pursuant to such agreement was $46,719 and is included in the Statement of Operations under the caption “Less expense reductions”.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and

20	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $58,438 are included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2009. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2009.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sale of long-term investments, for the year ended October 31, 2009 were as follows:

	U.S. Government Securities	Other

Cost of purchases	$77,648,220	$123,975,135
Proceeds from sales	119,223,374	126,118,105

The following information is presented on a federal income tax basis as of October 31, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2009 was as follows:

Cost basis of Investments	$889,942,690

Gross unrealized appreciation	$34,664,926
Gross unrealized depreciation	(213,955,972)

Net unrealized appreciation (depreciation)	$(179,291,046)

NOTE 4 – INCOME TAXES

For the year ended October 31, 2009, the Fund recorded the following permanent reclassification to reflect tax character. The results of operations and net assets were not affected by these classifications.

Paid-in capital	$(26,513,144)
Undistributed net investment income/(loss)	32,595,178
Accumulated net realized gain/(loss) on investments	(6,082,034)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	21

Notes to Financial Statements

statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	Year Ended	Year Ended
Distributions paid from:	October 31, 2009	October 31, 2008

Ordinary income	$26,404,262	$89,011,347
Long-term capital gains	—	—
Return of capital	26,513,144	—

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—

Accumulated capital and other losses	(129,280,329)
Net unrealized gains/(losses)	(184,524,712)

Total accumulated earnings/(losses)	(313,805,041)
Other	(80,048)
Paid-in capital	814,130,316

Net assets applicable to common shareholders	$500,245,227

As of October 31, 2009, the Fund had a capital loss carryforward of $129,280,329 which, if not used, will expire in 2017.

NOTE 5 – COMMON SHARES

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2009. Calamos Advisors owned 9,351 of the outstanding shares at October 31, 2009. Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

NOTE 6 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns

22	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 7 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2009.

Equity Risk. The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2009, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended October 31, 2009, the Fund had the following transactions in options written:

	Number of Contracts	Premiums Received

Options outstanding at October 31, 2008	45,775	$15,356,783
Options written	283,960	74,721,378
Options closed	(265,070)	(72,158,355)
Options exercised	(1,250)	(305,023)
Options expired	(2,600)	(1,096,152)

Options outstanding at October 31, 2009	60,815	$16,518,631

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments, or to hedge the interest rate risk on the fund’s borrowings (see Note 9—Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. Three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	23

Notes to Financial Statements

in another). In the case of a coupon swap, a Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain(loss) in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2009, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Credit Risk. The Fund may also enter into credit default swap agreements for investment purposes, to manage its credit risk, or to enhance the total return. A credit default swap agreement enables an investor to buy or sell protection against a negative credit event by an underlying reference obligation, which may be either a single issuer or an issuer within a basket. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or the seller in the transaction. If the Fund is the buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if the credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to a maximum potential amount of future payments (undiscounted) equal to the notional amount of the swap. Notional amounts of all credit default swap agreements outstanding for which a Fund is the seller of protection are disclosed on the Schedule of Investments. Generally, the payment risk for the seller of protection is inversely related to the current value of the underlying reference obligation, and thus the payment risk increases as the price of the relevant underlying credit declines due to valuations of credit quality. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation.

The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation or depreciation. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts. There is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

24	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

As of October 31, 2009, the Fund had no outstanding credit default swap agreements.

Below are the types of derivatives in the Fund by gross value as of October 31, 2009:

	Assets		Liabilities
	Statement of Assets & Liabilities		Statement of Assets &
	Location	Value	Liabilities Location	Value

Derivative Type:
Purchased options	Investments in securities	$—	Written options	$21,092,075
Interest Rate contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	1,779,372

VOLUME OF DERIVATIVE ACTIVITY FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2009*

Equity:
Purchased options	—
Written options	283,960
Foreign currency contracts	—
Interest rate swaps	$171,900,000
Credit swaps	—

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

NOTE 8 – PREFERRED SHARES

On March 18, 2009, the Fund’s Board approved the final redemption of all preferred shares outstanding. The shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $50,003,372).

NOTE 9 – BORROWINGS

On May 12, 2008, the Fund issued floating rate extendible senior secured notes, which were placed by Wachovia Securities. The aggregate amount of the notes issued was $300 million. Interest was charged at quarterly LIBOR (London Inter-bank Offered Rate) plus .50% on the amount of extendible senior secured notes. The Fund also paid a facility fee of .75% and a one-time agency fee of 1.00%.

The Fund, with the approval of its Board of Trustees, including its independent Trustees, has entered into a financing package that includes a Committed Facility Agreement (the Agreement) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $300,000,000. The Agreement with BNP replaced the existing extendible senior secured notes, and an initial draw-down of $151,000,000 under the Agreement was utilized to pay off outstanding indebtedness under the extendible senior secured notes in its entirety. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .85% on the undrawn balance. For the year ended October 31, 2009, the average borrowings and the average interest rate were $145,684,932 and 2.06%, respectively. As of October 31, 2009, the amount of such outstanding borrowings is $191,000,000. The interest rate applicable to the borrowings on October 31, 2009 was 1.23%.

NOTE 10 – STRUCTURED EQUITY LINKED SECURITIES

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	25

Notes to Financial Statements

these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities are recorded as dividends on the Statement of Operations.

NOTE 11 – VALUATIONS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities at fair value:

			Value of
		Value of	Investment	Other
		Investment	Securities	Financial
Valuation Inputs		Securities	Sold Short	Instruments

Level 1 -	Quoted Prices
	Common Stocks	$178,316,042	$(18,652,978)	$—
	Convertible Preferred Stocks	21,439,952	—	—
	Written Options	—	—	(21,092,075)
	Short Term Investments	15,331,684	—	—
Level 2 -	Other significant observable inputs
	Common Stocks	243,822,529	—	—
	Convertible Bonds	82,254,704	—	—
	Corporate Bonds	105,506,580	—	—
	U.S. Government and Agency Securities	1,826,314	—	—
	Sovereign Bonds	3,830,749	—	—
	Convertible Preferred Stocks	10,806,365	—	—
	Structured Equity-Linked Securities	47,516,725	—	—
	Interest Rate Swaps	—	—	(1,779,372)

Total		$710,651,644	$(18,652,978)	$(22,871,447)

26	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

			June 27, 2007*
			Through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of period	$7.42	$14.80	$14.32	(a)

Income from investment operations:
Net investment income (loss)	0.32 **	0.60 **	0.18	**

Net realized and unrealized gain (loss)	1.63	(6.49)	0.75

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.01)	(0.17)	(0.04)

Total from investment operations	1.94	(6.06)	0.89

Less distributions to common shareholders from:
Net investment income	(0.43)	(1.32)	—

Net realized gains	—	—	(0.33)

Return of capital	(0.45)	—	—

Capital charge resulting from issuance of common and preferred shares and related offering costs	—(b )	—(b )	(0.08)

Net asset value, end of period	$8.48	$7.42	$14.80

Market value, end of period	$7.34	$6.35	$13.09

Total investment return based on(c):
Net asset value	31.82%	(43.35)%	5.92%

Market value	33.32%	(45.14)%	(10.59)%

Net assets, end of period (000)	$500,245	$437,906	$873,464

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	—	$50,000	$350,000

Ratios to average net assets applicable to common shareholders:
Net expenses(d)	3.24%	2.68%	1.22	%(e)

Gross expenses prior to expense reductions and earnings credits(d)	3.26%	2.70%	1.26	%(e)

Net expenses, excluding dividend expense on short positions(d)	3.23%	2.68%	1.22	%(e)

Net investment income (loss)(d)	4.31%	4.70%	3.83	%(e)

Preferred share distributions	0.07%	1.35%	0.81	%(e)

Net investment income (loss), net of preferred share distributions from net investment income	4.24%	3.35%	3.02	%(e)

Portfolio turnover rate	34%	79%	9%

Average commission rate paid	$0.0191	$0.0864	$0.0427

Asset coverage per preferred share, at end of period(f)	—	$243,959	$87,404

Asset coverage per $1,000 of loan outstanding(g)	$3,619	$3,900	—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

Global Dynamic Income Fund Financial Highlights ANNUAL REPORT	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period from June 27, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 17, 2009

28	Global Dynamic Income Fund ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 17, 2009, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2010, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board also noted the significant personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. The Board also considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2009. Where available, the Board considered one-, three-, five- and ten-year performance.

Noting that the Fund commenced operations in June 2007, the Board considered the Fund’s net asset value performance, noting that the Fund underperformed its Universe Median during the one-year period. Given the Fund’s short operating history, however, the Board concluded it was reasonable to allow the Adviser more time to further develop the Fund’s performance record.

Global Dynamic Income Fund Trustee Approval of Management Agreement ANNUAL REPORT	29

Trustee Approval of Management Agreement (unaudited)

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate after reimbursement is lower than the median of the Fund’s Expense Group, although the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate at a common asset level is equal to the median of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that while, generally, the rates of fees paid by those clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of the services provided.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

30	Global Dynamic Income Fund ANNUAL REPORT Trustee Approval of Management Agreement

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $19,897,410 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Code, the Fund hereby designates 88.12% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2009.

At October 31, 2009, more than 50% of Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date to treat the proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

Global Dynamic Income Fund Tax Information ANNUAL REPORT	31

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2009, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:
John P. Calamos, Sr., 69*	Trustee and President (since 2007)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 72**	Trustee (since 2007)	19	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 59	Trustee (since 2007)	19	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 59	Trustee (since 2007)	19	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 58	Trustee (since 2007)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC***

Stephen B. Timbers, 65	Trustee (since 2007); Lead Independent Trustee (since 2007)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 65	Trustee (since 2007)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund****

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Mr. Hanauer will retire as of December 31, 2009, in accordance with the board’s retirement policy with respect to independent trustees. There is no current intention to fill such vacancy.

***	Overseeing 109 portfolios in fund complex

****	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

32	Global Dynamic Income Fund ANNUAL REPORT Trustees & Officers

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2009, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 46	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Nick P. Calamos, 48	Vice President (since 2007)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
James J. Boyne, 43	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Stathy Darcy, 43	Secretary (since 2007)	Vice President and Deputy General Counsel — Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Mark Mickey, 58	Chief Compliance Officer (since 2007)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800)•582•6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

Global Dynamic Income Fund Trustees & Officers ANNUAL REPORT	33

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About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing
• Defined Asset Pool Allows Efficient Portfolio Management—Although closed- end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

• More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

• Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

• Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

• Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

• No Minimum Investment Requirements

 OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Global Dynamic Income Fund About Closed-End Funds ANNUAL REPORT	37

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits
• Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

• Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

• Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

38	Global Dynamic Income Fund ANNUAL REPORT Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan

The Calamos Investments Advantage

Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.

Disciplined Investment Philosophy and Process

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

Comprehensive Risk Management

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.

Proven Investment Management Team

The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

Sound Proprietary Research

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

Global Dynamic Income Fund The Calamos Investments Advantage ANNUAL REPORT	39

Calamos Closed-End Funds

Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/09	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Global Total Return

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.

Fund asset allocations are based on total investments and may vary over time.

40	Global Dynamic Income Fund ANNUAL REPORT Calamos Closed-End Funds

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how Calamos Investments can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs

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A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2009, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 18, 2009, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

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CUSTODIAN AND FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K&L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved.
Calamos®, Calamos Investments®, Investment strategies for your serious money® and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHWANR 3083 2009

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $29,600 and $27,120 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $22,506 and $27,568 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $4,221 and $4,625 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $22,512 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $4,221 and $27,137 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2009, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2009

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	22,748,397,468	12	1,001,310,525	15,250	6,785,062,461
Nick P. Calamos	25	22,748,397,468	12	1,001,310,525	15,250	6,785,062,461
John P. Calamos, Jr.	25	22,748,397,468	12	1,001,310,525	15,250	6,785,062,461
John Hillenbrand	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Steve Klouda	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Jeff Scudieri	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Jon Vacko	24	21,260,814,709	10	982,219,618	15,250	6,785,062,461
Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2009

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	275,835,829	2	19,090,907	0	—
Nick P. Calamos	3	275,835,829	2	19,090,907	0	—
John P. Calamos, Jr.	3	275,835,829	2	19,090,907	0	—
John Hillenbrand	3	275,835,829	0	—	0	—
Steve Klouda	3	275,835,829	0	—	0	—
Jeff Scudieri	3	275,835,829	0	—	0	—
Jon Vacko	3	275,835,829	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2009, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2009, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Nick P. Calamos	None
John P. Calamos, Jr.	$10,001-$50,000
John Hillenbrand	None
Steve Klouda	None
Jeff Scudieri	None
Jon Vacko	None
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
(a)(2)(iii) Proxy

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Global Dynamic Income Fund
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 30, 2009
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 30, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 30, 2009
By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 30, 2009